Exhibit 10.29

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) made as of October 28, 2021, is entered into by and between the investor set forth on the signature page hereof (the “Investor”) and Modular Medical, Inc. a Nevada corporation (the “Company”).

The Company and the Investor hereby agree as follows:

1. The Investor will purchase from the Company and the Company will issue and sell to the Investor the number of shares of common stock (the “Shares”) of the Company set forth on Schedule A hereto at the purchase price of $2.70 per Share.

2. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on October 29, 2021. At the Closing, the Company shall deliver to the Investor, using customary book-entry procedures, the number of Shares set forth on Schedule A, and the Investor shall deliver, or cause to be delivered, to the Company, by wire transfer funds in the full amount of the purchase price for the Shares being purchased. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will bear a restrictive legend.

3. Representations and Warranties of the Company

(i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(ii) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including the issuance of the Shares in accordance with the terms hereof.

(iii) This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms

(iv) The Shares, when issued, sold and delivered in accordance with the terms of this Agreement and upon payment of the consideration set forth in this Agreement, will be duly and validly issued, fully paid and non-assessable.

4. Representations and Warranties of the Investor

(i) The Investor has the knowledge and experience necessary to evaluate the merits and risks associated with the purchase of the Shares and has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of Shares. The Investor has adequate means of providing for Investor’s current and anticipated financial needs and contingencies, is able to bear the economic risks of the investment for an indefinite period of time and has no need for liquidity of the investment in the Shares.

(ii) The Investor is acquiring the Shares for investment for his, her or its own account and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands and acknowledges that the offering and sale of the Shares has not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(iii) The Investor understands that there are substantial restrictions on the transferability of the Shares.

(iv) This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms.

5. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT

Name of Investor:

By:
Print Name:
Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

MODULAR MEDICAL, INC.

By:

Print Name:

Title:

SCHEDULE A

Name of Investor:

Price per Share: $

Number of Shares Purchased:

Aggregate Purchase Price: